STOCK OPTION AGREEMENT


                  THIS STOCK OPTION AGREEMENT ("Agreement") dated as of June 28, 1999, is by and between Hudson United Bancorp, a New Jersey corporation and registered bank holding company ("HUB"), and Southern Jersey Bancorp of Delaware, Inc., a Delaware corporation and registered bank holding company ("SJBDI").

                                   BACKGROUND

                  WHEREAS, HUB and SJBDI, as of the date hereof, are prepared to execute a definitive agreement and plan of merger (the "Merger Agreement") pursuant to which SJBDI will be merged with and into HUB (the "Merger"); and

                  WHEREAS, HUB has advised SJBDI that it will not execute the Merger Agreement unless SJBDI executes this Agreement and SJBDI has advised HUB that it will not execute the Merger Agreement unless HUB executes this Agreement; and

                  WHEREAS, the Board of Directors of SJBDI has determined that the Merger Agreement provides substantial benefits to the shareholders of SJBDI; and

                  WHEREAS, the Board of Directors of HUB has determined that the Merger Agreement provides substantial benefits to the shareholders of HUB; and

                  WHEREAS, as an inducement to HUB to enter into the Merger Agreement and in consideration for such entry, SJBDI desires to grant to HUB an option to purchase authorized but unissued shares of common stock of SJBDI in an amount and on the terms and conditions hereinafter set forth; and

                  WHEREAS, as an inducement to SJBDI to enter into the Merger Agreement and in consideration for such entry, HUB desires to grant to SJBDI the right to require HUB to purchase authorized but unissued shares of common stock of SJBDI to HUB in an amount and on the terms and conditions hereinafter set forth.

                                    AGREEMENT

                  In consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, HUB and SJBDI, intending to be legally bound hereby, agree:

1. Grant of Option. SJBDI hereby grants to HUB an option to purchase 200,000 shares of common stock, $1.67 par value, of SJBDI (the "Common Stock") at a price of $24.00 per share (the "Option Price"), on the terms and conditions set forth herein (the "Option").

2. Exercise of Option. The Option shall not be exercisable until the occurrence of an Option Triggering Event (as such term is hereinafter defined). Upon or after the occurrence of an Option Triggering Event, HUB may exercise the Option, in whole or in part, at any time or from time to time, subject to the terms and conditions set forth herein and the termination provisions of Section 22 of this Agreement.

                  The term "Option Triggering Event" means the occurrence of any of the following events:

                  A person or group (as such terms are defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder) other than HUB or an affiliate of HUB:

a. acquires beneficial ownership (as such term is defined in Rule 13d-3 as promulgated under the Exchange Act) of at least 10% of the then outstanding shares of Common Stock; or

b. enters into a letter of intent or an agreement, whether oral or written, with SJBDI pursuant to which such person or any affiliate of such person would (i) merge or consolidate, or enter into any similar transaction, with SJBDI, (ii) acquire all or a significant portion of the assets or liabilities of SJBDI, or
(iii) acquire beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 10% or more of the then outstanding shares of Common Stock; or

c. makes a filing with any bank or thrift regulatory authorities with respect to or publicly announces a bona fide proposal (a "Proposal") for (i) any merger with, consolidation with or acquisition of all or a significant portion of all the assets or liabilities of, SJBDI or any other business combination involving SJBDI, or (ii) a transaction involving the transfer of beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 10% or more of the outstanding shares of Common Stock, and in either case thereafter, if such Proposal has not been Publicly Withdrawn (as such term is hereinafter defined) at least 15 days prior to the meeting of stockholders of SJBDI called to vote on the Merger and SJBDI's stockholders fail to approve the Merger by the vote required by applicable law at the meeting of stockholders called for such purpose; or

d. makes a bona fide Proposal and thereafter, but before such Proposal has been Publicly Withdrawn, SJBDI willfully takes any action in any manner which would materially interfere with its ability to consummate the Merger or materially reduce the value of the transaction to HUB.

                  The term "Option Triggering Event" also means the taking of any material direct or indirect action by SJBDI or any of its directors, senior executive officers, investment bankers or other person with actual or apparent authority to speak for the Board of Directors, inviting, encouraging or soliciting any proposal (other than from HUB or an affiliate of HUB) which has as its purpose a tender offer for the shares of Common Stock, a merger, consolidation, plan of exchange, plan of acquisition or reorganization of SJBDI, or a sale of a significant number of shares of Common Stock or any significant portion of its assets or liabilities.

                  The term "significant portion" means 10% of the assets or liabilities of SJBDI. The term "significant number" means 10% of the outstanding shares of Common Stock.

                  "Publicly Withdrawn", for purposes of clauses (c) and (d) above, shall mean an unconditional bona fide withdrawal of the Proposal coupled with a public announcement of no further interest in pursuing such Proposal or in acquiring any controlling influence over SJBDI or in soliciting or inducing any other person (other than HUB or any affiliate) to do so.

                  Notwithstanding the foregoing, the Option may not be exercised at any time (i) in the absence of any required governmental or regulatory approval or consent, including, without limitation, any filing, approval or consent required under the rules and regulations of the National Association of Securities Dealers, Inc., (the "NASD"), necessary for SJBDI to issue the shares of Common Stock covered by the Option (the "Option Shares") or HUB to exercise the Option or prior to the expiration or termination of any waiting period required by law, or (ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Option Shares.

                  SJBDI shall notify HUB promptly in writing of the occurrence of any Option Triggering Event known to it, it being understood that the giving of such notice by SJBDI shall not be a condition to the right of HUB to exercise the Option. SJBDI will not take any action which would have the effect of preventing or disabling SJBDI from delivering the Option Shares to HUB upon exercise of the Option or otherwise performing its obligations under this Agreement, except to the extent required by applicable securities and banking laws and regulations.

                  In the event HUB wishes to exercise the Option, HUB shall send a written notice to SJBDI (the date of which is hereinafter referred to as the "Option Notice Date") specifying the total number of Option Shares it wishes to purchase and a place and date between two and ten business days inclusive from the Option Notice Date for the closing of such a purchase (a "Closing"); provided, however, that a Closing shall not occur prior to two days after the later of receipt of any necessary regulatory approvals and the expiration of any legally required notice or waiting period, if any.

3. Grant of Put. HUB hereby grants to SJBDI the right to require HUB to purchase 200,000 shares of Common Stock at the Option Price, on the terms and conditions set forth herein (the "Put").

4. Exercise of Put. This Put shall be exercisable following the "Put Triggering Event," which is the termination of the merger agreement by any party thereto. Upon or after the occurrence of a Put Triggering Event, SJBDI may exercise the Put, in whole or in part, on one occasion only, within six months after the Put Triggering Event, subject to the terms and conditions set forth herein and the termination provisions of Section 22 of this Agreement.

                  Notwithstanding the foregoing, HUB shall not be obligated to purchase any Put Shares (i) in the absence of any required governmental or regulatory approval or consent, including, without limitation, any filing, approval or consent required under the rules and regulations of the NASD necessary for SJBDI to issue the shares of Common Stock covered by the Put (the "Put Shares") or HUB to purchase the Put Shares or prior to the expiration or termination of any waiting period required by law, or (ii) if as a condition precedent to obtaining any regulatory approval or consent, HUB is required to take or refrain from taking any action or to agree to take or refrain from taking any action which HUB reasonably determines would materially impair the value of the Put Shares or would impose a material operating or financial burden on HUB, or (iii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Put Shares. HUB will make reasonable efforts promptly to obtain all necessary regulatory approvals upon exercise of the Put.

                  HUB will not take any action which would have the effect of preventing or disabling HUB from purchasing the Put Shares from SJBDI upon exercise of the Put or otherwise performing its obligations under this Agreement, except to the extent required by applicable securities and banking laws and regulations, provided, however, that this paragraph shall not restrict in any way HUB's ability to negotiate, enter into, or consummate mergers or acquisitions.

                  In the event SJBDI wishes to exercise the Put, SJBDI shall send a written notice (the "Put Notice") to HUB (the date of which is hereinafter referred to as the "Put Notice Date") specifying the total number of Put Shares it wishes to sell and a place and date between two and ten business days inclusive from the Put Notice Date for the closing of such a sale (a "Closing"); provided, however, that a Closing shall not occur prior to two days nor more than ten days after the later of receipt of any necessary regulatory approvals and the expiration of any legally required notice or waiting period, if any.

5. Payment and Delivery of Certificates. At any Closing hereunder (a) HUB will make payment to SJBDI of the aggregate price for the Option or Put Shares so purchased by wire transfer of immediately available funds to an account designated by SJBDI; (b) SJBDI will deliver to HUB a stock certificate or certificates representing the number of Option or Put Shares so purchased, free and clear of all liens, claims, charges and encumbrances of any kind or nature whatsoever created by or through SJBDI, registered in the name of HUB or its designee, in such denominations as were specified by HUB in its notice of exercise and, if necessary, bearing a legend as set forth below; and (c) HUB shall pay any transfer or other taxes required by reason of the issuance of the Option or Put Shares so purchased.

                  If required under applicable federal securities laws, a legend will be placed on each stock certificate evidencing Option or Put Shares issued pursuant to this Agreement, which legend will read substantially as follows:

         The shares of stock evidenced by this certificate have not been registered for sale under the Securities Act of 1933 (the "1933 Act"). These shares may not be sold, transferred or otherwise disposed of unless a registration statement with respect to the sale of such shares has been filed under the 1933 Act and declared effective or, in the opinion of counsel reasonably acceptable to SJBDI, said transfer would be exempt from registration under the provisions of the 1933 Act and the regulations promulgated thereunder.

No such legend shall be required if a registration statement is filed and declared effective under Section 6 hereof.

6. Registration Rights. Upon or after the occurrence of an Option Triggering Event or a Put Exercise and upon receipt of a written request from HUB, SJBDI shall, if necessary for the resale of the Option or the Option or Put Shares by HUB, prepare and file a registration statement with the Securities and Exchange Commission and any state securities bureau covering the Option and such number of Option or Put Shares as HUB shall specify in its request. SJBDI shall use its best efforts to cause such registration statement to be declared effective in order to permit the sale or other disposition of the Option and the Option Shares or Put Shares, as the case may be, provided that HUB shall in no event have the right to have more than one such registration statement become effective, and provided further that SJBDI shall not be required to prepare and file any such registration statement in connection with any proposed sale with respect to which counsel to SJBDI delivers to SJBDI and to HUB (which is reasonably acceptable to HUB) its opinion to the effect that no such filing is required under applicable laws and regulations with respect to such sale or disposition; provided further, however, that SJBDI may delay any registration of Option or Put Shares above for a period not exceeding 90 days in the event that SJBDI shall in good faith determine that any such registration would adversely effect an offering of securities by SJBDI for cash. HUB shall provide all information reasonable requested by SJBDI for inclusion in any registration statement to be filed hereunder.

                  In connection with such filing, SJBDI shall use its best efforts to cause to be delivered to HUB such certificates, opinions, accountant's letters and other documents as HUB shall reasonably request and as are customarily provided in connection with registrations of securities under the Securities Act of 1933, as amended. All expenses incurred by SJBDI in complying with the provisions of this Section 4, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for SJBDI and blue sky fees and expenses shall be paid by SJBDI. Underwriting discounts and commissions to brokers and dealers relating to the Option or Put Shares, fees and disbursements of counsel to HUB and any other expenses incurred by HUB in connection with such registration shall be borne by HUB. In connection with such filing, SJBDI shall indemnify and hold harmless HUB against any losses, claims, damages or liabilities, joint or several, to which HUB may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary or final registration statement or any amendment or supplement thereto, or arise out of a material fact required to be stated therein or necessary to make the statements therein not misleading; and SJBDI will reimburse HUB for any legal or other expense reasonably incurred by HUB in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that SJBDI will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such preliminary or final registration statement or such amendment or supplement thereto in reliance upon and in conformity with written information furnished by or on behalf of HUB specifically for use in the preparation thereof. HUB will indemnify and hold harmless SJBDI to the same extent as set forth in the immediately preceding sentence but only with reference to written information specifically furnished by or on behalf of HUB for use in the preparation of or inclusion in such preliminary or final registration statement or such amendment or supplement thereto; and HUB will reimburse SJBDI for any legal or other expense reasonably incurred by SJBDI in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding anything to the contrary herein, no indemnifying party shall be liable for any settlement effected without its prior written consent.

7. Adjustment Upon Changes in Capitalization. In the event of any change in the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, conversions, exchanges of shares or the like, then the number and kind of Option or Put Shares and the Option Price shall be appropriately adjusted.

                  In the event any capital reorganization or reclassification of the Common Stock, or any consolidation, merger or similar transaction of SJBDI with another entity, or any sale of all or substantially all of the assets of SJBDI, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions (in form reasonably satisfactory to the holder hereof) shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by the Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon exercise of the rights represented by the Option had such reorganization, reclassification, consolidation, merger or sale not taken place; provided, however, that if such transaction results in the holders of Common Stock receiving only cash, the holder hereof shall be paid the difference between the Option Price and such cash consideration without the need to exercise the Option.

8. Filings and Consents. Each of HUB and SJBDI will use its reasonable efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement.

                  Exercise of the Option or Put herein provided shall be subject to compliance with all applicable laws including, in the event HUB is the holder hereof, approval of the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision, the Federal Deposit Insurance Corporation or the New Jersey Department of Banking, and each party agrees to cooperate with and furnish to the other such information and documents as may be reasonably required to secure such approvals.

9. Representations and Warranties of SJBDI. SJBDI hereby represents and warrants to HUB as follows:

a. Due Authorization. SJBDI has full corporate power and authority to execute, deliver and perform this Agreement and all corporate action necessary for execution, delivery and performance of this Agreement has been duly taken by SJBDI.

b. Authorized Shares. SJBDI has taken and, as long as the Option is outstanding, will take all necessary corporate action to authorize and reserve for issuance all shares of Common Stock that may be issued pursuant to any exercise of the Option.

c. No Conflicts. Neither the execution and delivery of this Agreement nor consummation of the transactions contemplated hereby (assuming all appropriate regulatory approvals) will violate or result in any violation or default of or be in conflict with or constitute a default under any term of the Certificate of Incorporation or Bylaws of SJBDI or any agreement, instrument, judgment, decree or order applicable to SJBDI.

10. Representations and Warranties of HUB. HUB hereby represents and warrants to SJBDI as follows:

                           a. Due  Authorization.  HUB has full corporate  power
and authority to execute, deliver and perform this Agreement and all corporate action necessary for execution, delivery and performance of this Agreement has been duly taken by HUB.

                           b. No  Conflicts.  Neither the execution and delivery
of this Agreement nor consummation of the transactions contemplated hereby (assuming all appropriate regulatory approvals) will violate or result in any violation or default of or be in conflict with or constitute a default under any term of the Certificate of Incorporation or Bylaws of HUB or any agreement, instrument, judgment, decree or order applicable to HUB.

11. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement and that the obligations of the parties hereto shall be specifically enforceable. Notwithstanding the foregoing, each party shall have the right to seek money damages against the other for a breach of this Agreement.

12. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

13. Assignment or Transfer. Neither party may sell, assign or otherwise transfer its rights and obligations hereunder, in whole or in part, to any person or group of persons, except that HUB may transfer its rights hereunder to an affiliate. HUB represents that it is acquiring the Option for HUB's own account and not with a view to or for sale in connection with any distribution of the Option or the Option Shares. HUB is aware that neither the Option nor the Option or Put Shares are the subject of a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to
Section 5 of the Securities Act, but instead each is being offered in reliance upon the exemption from the registration requirement provided by Section 4(2) thereof and the representations and warranties made by HUB in connection therewith.

14. Amendment of Agreement. Upon mutual consent of the parties hereto, this Agreement may be amended in writing at any time, for the purpose of facilitating performance hereunder or to comply with any applicable regulation of any governmental authority or any applicable order of any court or for any other purpose.

15. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

16. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by express service, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                  If to HUB:

                           Hudson United Bancorp
                           1000 MacArthur Boulevard
                           Mahwah, New Jersey  07430
                           Attention: Kenneth T. Neilson
                                      President and Chief Executive Officer

                  With a copy to:

                           Pitney, Hardin, Kipp & Szuch
                           200 Campus Drive
                           Florham Park, New Jersey  07932-0950
                           Attention:  Ronald H. Janis, Esq.
                                       Michael W. Zelenty, Esq.

                  If to SJBDI:

                           Southern Jersey Bancorp of Delaware, Inc.
                           53 South Laurel Street
                           Bridgeton, New Jersey 08302
                           Attention:  Clarence D. McCormick, Sr.
                                       Chairman and Chief Executive Officer

                  With a copy to:

                           Block & Balestri, P.C.
                           15851 Dallas Parkway
                           Suite 1020
                           Addison, Texas 75001
                           Attention: Steven R. Block, Esq.

or to such other address as the person to whom notice is to be given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

18. Captions. The captions in the Agreement are inserted for convenience and reference purposes, and shall not limit or otherwise affect any of the terms or provisions hereof.

19. Waivers and Extensions. The parties hereto may, by mutual consent, extend the time for performance of any of the obligations or acts of either party hereto. Each party may waive (a) compliance with any of the covenants of the other party contained in this Agreement and/or (b) the other party's performance of any of its obligations set forth in this Agreement.

20. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

22. Termination. This Agreement shall terminate upon either the termination of the Merger Agreement as provided therein or the consummation of the transactions contemplated by the Merger Agreement; provided, however, that (i) if termination of the Merger Agreement occurs after the occurrence of an Option Triggering Event (as defined in Section 2 hereof), this Agreement shall not terminate until the later of 24 months following the date of the termination of the Merger Agreement or the consummation of any proposed transactions which constitute the Triggering Event and (ii) if termination of the Merger Agreement occurs pursuant to a Put Triggering Event (as defined in Section 4 hereof), this Agreement shall terminate six 6 months after such Put Triggering Event, unless the Put Notice has been delivered prior thereto, in which case this Agreement shall terminate following the Closing under such Put Notice.

23. Cut-Back. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock subject to the Option and the Put shall be automatically reduced if, and only to the extent, necessary to avoid HUB becoming (either by virtue of the execution and delivery of this Agreement or by virtue of the exercise of the Option or Put) an "Acquiring Person" under the Amended Stockholders Rights Agreement dated as of April 11, 1996 by and between SJBDI and The Farmers and Merchants National Bank of Bridgeton.

                  IN WITNESS WHEREOF, each of the parties hereto, pursuant to resolutions adopted by its Board of Directors, has caused this Stock Option Agreement to be executed by its duly authorized officer, all as of the day and year first above written.


                          SOUTHERN JERSEY BANCORP
                          OF DELAWARE, INC.

                              CLARENCE D. McCORMICK, SR.
                          By:-------------------------------------
                               Clarence D. McCormick, Sr.
                               Chairman & Chief Executive Officer

                          HUDSON UNITED BANCORP

                               D. LYNN VAN BORKULO-NUZZO
                          By:-------------------------------------
                               D. Lynn Van Borkulo-Nuzzo
                               Executive Vice-President